SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 21, 2005

PSF Group Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of Incorporation)

333-64180	43-1818535

(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri	64105

(Address of principal executive offices)	(Zip Code)

(816) 472-7675

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

     On April 21, 2005, PSF Group Holdings, Inc. (the “Company”) announced that the consent time in connection with the consent solicitation (the “Consent Solicitation”) and related cash tender offer (the “Tender Offer,” and together with the Consent Solicitation, the “Offer”) by its wholly-owned subsidiary Premium Standard Farms, Inc. (“Premium Standard Farms”) for any and all of its $175 million aggregate principal amount of 9 1/4% Senior Notes due 2011 (CUSIP No. 74060 CAC 9) (the “Notes”) occurred today at 5 p.m. New York City time. As of the consent time, Premium Standard Farms had received tenders of Notes and deliveries of related consents from holders of $173 million aggregate principal amount of the Notes (representing 98.86% of the outstanding principal amount thereof). The Tender Offer and the Consent Solicitation are described in the Offer to Purchase and Consent Solicitation Statement dated April 6, 2005 (the “Offer to Purchase”). A copy of the Press Release issued by the Company regarding the receipt of the requisite consent related to the Offer is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

     In connection with the Tender Offer, a Second Supplemental Indenture (the “Second Supplemental Indenture”) with Wilmington Trust Company, dated as of April 21, 2005, was entered into amending the Indenture governing the Notes. The Second Supplemental Indenture will become operative after the Notes are accepted for purchase and payment pursuant to the Tender Offer. The Second Supplemental Indenture is attached hereto as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 (Entry Into Material Definitive Agreement) of this Current Report on Form 8-K which is incorporated herein by reference.

Item 8.01	Other Events.

     On April 22, 2005, the Company announced that it intends to offer in a private placement, and subject to market and other conditions, $125 million in aggregate principal amount of senior unsecured notes due 2015 in an offering to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 and to persons outside the United States in compliance with Regulation S (the “Private Placement”). A copy of the Press Release issued by the Company regarding the Private Placement is attached hereto as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

10.1	Second Supplemental Indenture by and among the Issuer, the Guarantors and the Trustee.

99.1	Press release issued April 21, 2005.

99.2	Press release issued April 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSF GROUP HOLDINGS, INC.

Date: April 25, 2005	By:	/s/ Stephen A. Lightstone

Stephen A. Lightstone, Chief Financial Officer